ABSOLUTE STRATEGIES FUND (the “Fund”)

Supplement dated February 19, 2021 to the Prospectus dated August 1, 2020

1.	The Fund’s Expense Cap has been extended to August 1, 2022. All references to the Expense Cap in the Fund’s prospectus are hereby amended accordingly.

2.	The Fund’s Expense Example, beginning on page 1 of the Prospectus, is hereby deleted in its entirety and replaced with the following:

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Expense Cap through the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:
1 Year	3 Years	5 Years	10 Years
$170	$602	$1,135	$2,595

* * *
For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.

ABSOLUTE STRATEGIES FUND (the “Fund”)

Supplement dated February 19, 2021 to the Statement of Additional Information (“SAI”)
dated August 1, 2020

The Fund’s Expense Cap has been extended to August 1, 2022.  All references to the Expense Cap in the Fund’s SAI are hereby amended accordingly.

* * *
For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.